                                                             EXHIBIT 10.6

                                                                         DRAFT 1
                                                                         8/30/99

                             AMERICAN SAVINGS BANK



                              RETIREMENT PLAN FOR
                           CERTAIN OUTSIDE DIRECTORS



                        Effective as of January 1, 2000
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                             AMERICAN SAVINGS BANK

                 RETIREMENT PLAN FOR CERTAIN OUTSIDE DIRECTORS

     The American Savings Bank Retirement Plan for Certain Outside Directors has been authorized and adopted by the Board of Directors of American Savings Bank effective as of January 1, 2000. The purpose of the Plan is to provide retirement benefits to individuals who are outside directors of the Bank at the time of the conversion of the Bank from a mutual company to a stock company.

     The Plan is unfunded and all benefits payable under the Plan shall be paid out of the general assets of the Bank. The Bank may establish and fund one or more grantor trusts in order to aid it in providing benefits due under the Plan; provided, that the establishment of any such trust shall not cause the Plan to be other than "unfunded."
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                             AMERICAN SAVINGS BANK

                 RETIREMENT PLAN FOR CERTAIN OUTSIDE DIRECTORS

ARTICLE
I    DEFINITIONS......................................................      4

II   PARTICIPATION; AMOUNT AND PAYMENT OF BENEFITS

     2.01  Participation..............................................      5
     2.02  Vesting....................................................      5
     2.03  Amount of Benefits.........................................      5
     2.04  Payment of Benefits........................................      5
     2.05  Death......................................................      5
     2.06  Resumption of Membership on the Board of Directors.........      6
     2.07  Change-in-Control..........................................      6

III  PLAN ADMINISTRATION

     3.01  Administration.............................................      7
     3.02  Claims Procedure...........................................      7
     3.03  Expenses...................................................      8

IV   GENERAL PROVISION

     4.01  No Funding.................................................      9
     4.02  Amendment of the Plan......................................      9
     4.03  Termination of the Plan....................................      9
     4.04  Plan Not a Directorship Agreement..........................     10
     4.05  Facility of Payment........................................     10
     4.06  Withholding Taxes..........................................     10
     4.07  Nonalienation..............................................     10
     4.08  Forfeiture for Cause.......................................     11
     4.09  Construction...............................................     11

APPENDIX A

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                             AMERICAN SAVINGS BANK
                 RETIREMENT PLAN FOR CERTAIN OUTSIDE DIRECTORS

                                   ARTICLE I

                                  DEFINITIONS

The following terms when capitalized herein shall have the meanings assigned below.

1.01 Bank shall mean American Savings Bank, a Bank organized under the laws of Connecticut, or any successor by merger, purchase or otherwise.

1.02 Board of Directors shall mean the Board of Directors of the Bank.

1.03 Change-in-Control shall mean a change in control as defined in the American Savings Bank Supplemental Executive Retirement Plan, as amended from time to time.

1.04 Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.05 Director shall mean a member of the Board of Directors.

1.06 Effective Date shall mean January 1, 2000.

1.07 Participant shall mean a Director who is participating in the Plan pursuant to Section 2.01 hereof.

1.08 Plan shall mean the American Savings Bank Retirement Plan for Certain Outside Directors, as set forth herein and as may be amended from time to time.

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                                  ARTICLE II

                 PARTICIPATION; AMOUNT AND PAYMENT OF BENEFITS

2.01 Participation

(a) A Director of the Bank who is listed in Appendix A shall participate in the Plan as of the Effective Date.

(b) A Participant's participation in the Plan shall terminate upon the Participant's death or upon the Participant ceasing to be a member of the Board of Directors, unless a benefit is payable under the Plan with respect to the Participant or his or her spouse under the provisions of this
     Article II.

2.02 Vesting

     A Participant shall be fully vested in, and have a nonforfeitable right to, the benefit payable under this Article II upon completion of 120 months of service, whether or not consecutive, as a Director. A Director who ceases to be a Participant before becoming vested shall receive no benefit under the Plan.

2.03 Amount of Benefits

     A Participant's benefit under the Plan shall be one thousand dollars ($1,000) per month, payable monthly for the life of the Participant.

2.04 Payment of Benefits

(a) A Participant shall receive the benefit payable under Section 2.03, commencing as of the first of the month next following the later of (i) the Participant's attainment of age seventy-five (75) or his (ii) or her last day as a Director.

(b) A Participant who ceases to be a Director before attaining age seventy-five may elect to receive a reduced benefit commencing as of the first of any month next following the later of (i) the Participant's attainment of age 65, or (ii) his or her last day as a Director. The amount of this benefit will be the benefit determined under Section 2.03 reduced by five and seven-twelfths percent (5 7/12th%) for each year that the benefit commencement date precedes the first of the month next following the Director's 75th birthday, with a prorated reduction for any partial year.

2.05 Death

(a) If a Participant who is entitled to a vested benefit under the Plan dies before his benefit payments begin, such Participant's surviving spouse shall receive a monthly payment for life commencing as of the first of the month next following the date the Participant would

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     have attained age seventy-five (75) or the date of the Participant's death, if later. The amount of such benefit shall be five hundred dollars ($500) per month.

     Such surviving spouse may elect to begin receiving monthly benefits as of the first day of any month after the Participant would have attained age 65, but before the date the Participant would have attained age 75, in which case the $500 benefit shall be reduced in the same manner as for early commencement of benefits under Section 2.04.

(b) If a Participant dies after benefit payments have commenced, such Participant's surviving spouse shall receive a monthly benefit for life commencing as of the first of the month next following the Participant's death. The amount of such benefit shall be fifty percent (50%) of the monthly benefit being received by the Participant immediately before his death.

(c) If a Participant is not married at the time of death, no further benefits will be paid under the Plan.

2.06 Resumption of Membership on the Board of Directors

     If a Participant who is receiving benefits under the Plan again becomes a Director, all benefit payments to such Participant shall cease during the period of service as a Director. Payments shall resume upon subsequent termination of membership on the Board of Directors, without adjustment for the period during which payments were not made.

2.07 Change-in-Control

     In the event of a Change-in-Control of the Bank, each Participant shall become fully vested in his benefit, and shall be entitled to receive such benefit in accordance with Sections 2.04 and 2.05.

     In addition, within a reasonable period following a Change-in-Control, the Bank shall establish a grantor trust, as described in Section 4.01(b). The Bank shall contribute to such trust the amount necessary in cash or cash equivalents to fund all benefits accrued as of the Change-in-Control, determined using actuarial factors as determined by an actuary appointed by the Bank, using reasonable actuarial factors based on the actuarial standards set forth in Section 417(e) of the Code, or any successor thereto. Following a Change-in-Control, a change in the actuary may only take effect with the unanimous written consent of all Participants in the Plan including in the case of a deceased Participant, any surviving spouse who is entitled to benefits under the Plan.

                                  ARTICLE III

                              PLAN ADMINISTRATION

3.01 Administration

     The administration of the Plan, the exclusive power to interpret it, and the responsibility for carrying out its provisions are vested in the Bank or its designate. The Bank or its designate shall have the authority to resolve any question under the Plan. The determination of the Bank or its designate as to the interpretation of the Plan or any disputed question shall be conclusive and final to the extent permitted by applicable law.

3.02 Claims Procedure

(a) Claims for benefits under the Plan shall be submitted in writing to the Bank or to an individual designated by the Bank for this purpose.

(b) If any claim for benefits is wholly or partially denied, the claimant shall be given written notice within a reasonable period following the date on which the claim is filed, which notice shall set forth:

     (i)   the specific reason or reasons for the denial;

     (ii) specific reference to pertinent Plan provisions on which the denial is based;

     (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     (iv)  an explanation of the Plan's claim review procedure.

     If the claim has not been granted and written notice of the denial of the claim is not furnished in a timely manner following the date on which the claim is filed, the claim shall be deemed denied for the purpose of proceeding to the claim review procedure.

(c) The claimant or his authorized representative shall have 30 days after receipt of written notification of denial of a claim to request a review of the denial by making written request to the Bank, and may review pertinent documents and submit issues and comments in writing within such 30-day period.

     After receipt of the request for review, the Bank or its designate shall, in a timely manner, render and furnish to the claimant a written decision, which shall include specific reasons for the decision and shall make specific references to pertinent Plan provisions on which it is based. Such decision by the Bank shall not be subject to further review. If a decision on review is not furnished to a claimant, the claim shall be deemed to have been denied on review.

(d) No claimant shall institute any action or proceeding in any state or federal court of law or equity or before any administrative tribunal or arbitrator for a claim for benefits under the Plan until the claimant has first exhausted the procedures set forth in this section.

3.03 Expenses

     Expenses attributable to the administration of the Plan shall be paid directly by the Bank.

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

                                  ARTICLE IV

                              GENERAL PROVISIONS

4.01 No Funding

(a) All amounts payable in accordance with the Plan shall constitute a general unsecured obligation of the Bank. Such amounts, as well as any administrative costs relating to the Plan, shall be paid out of the general assets of the Bank, to the extent not paid from the assets of any trust established pursuant to paragraph (b) below.

(b) The Bank may, for administrative reasons, establish a grantor trust with an independent trustee for the benefit of Participants in the Plan. The assets placed in said trust shall be held separate and apart from other Bank funds and shall be used exclusively for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions:

     (i)  the Bank shall be treated as "grantor" of said trust for purposes of
          Section 677 of the Code; and

     (ii) the agreement of said trust shall provide that its assets may be used upon the insolvency or bankruptcy of the Bank to satisfy claims of the Bank's general creditors and that the rights of such general creditors are enforceable by them under federal and state law.

4.02 Amendment of the Plan

     The Bank reserves the right to modify or amend the Plan, in whole or in part, at any time, and from time to time. However, no modification or amendment shall adversely affect the right of any Participant or surviving spouse of a deceased Participant to receive the vested benefits accrued as of the date of such modification, amendment or discontinuance without their unanimous written consent.

     Notwithstanding the foregoing, no amendment or modification to the Plan may be made in connection with, or after, a Change-in-Control without the unanimous written consent or the Participants and, in the case of any deceased Participants, the surviving spouses who are entitled to benefits under the Plan.

4.03 Termination of the Plan

     The Bank reserves the right to terminate the Plan at any time, provided, however, that no termination shall be effective retroactively. As of the effective date of termination of the Plan:

     (a)  the benefits of any Participant or spouse whose benefit payments have

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

          commenced shall continue to be paid, and

     (b)  any Participant whose benefit is vested in accordance with Section
          2.02 and spouse thereof shall be entitled to receive such benefit in accordance with the terms of the Plan.

     Notwithstanding the foregoing, the Plan may not be terminated in connection with, or after, a Change-in-Control without the unanimous written consent of the Participants and, in the case of any deceased Participant, the surviving spouses who are entitled to benefits under the Plan.

4.04 Plan Not a Directorship Agreement

     The Plan is not a directorship agreement, and the Participant's service as a Director shall not be affected in any way by the Plan or related instruments, except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any person for a continuation of service as a Director. Each Participant and all persons who may have or claim any right by reason of his participation shall be bound by the terms of the Plan and all agreements entered into pursuant thereto.

4.05 Facility of Payment

     In the event that the Bank shall find that a Participant or surviving spouse is unable to care for his affairs because of illness or accident, or because such individual is a minor or has died, the Bank may, unless claim shall have been made therefor by a duly appointed legal representative, direct that any benefit payment due him be paid on his behalf to his spouse, a child, a parent or other blood relative, or to a person with whom he resides, and any such payment so made shall be a complete discharge of the liabilities of the Bank and the Plan therefor.

4.06 Withholding Taxes

     The Bank shall have the right to deduct from each payment to be made under the Plan any required withholding taxes.

4.07 Nonalienation

     Subject to any applicable law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void, nor shall any such benefit be in any manner liable for or subject to garnishment, attachment, execution or levy, or liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefits.

4.08 Forfeiture for Cause

     In the event that the Participant's service as a Director is involuntarily terminated for reason of serious misconduct, including by way of example, dishonesty or fraud on the part of such Participant in his relationship with the Bank, all benefits that would otherwise be payable to him or to his spouse under the Plan shall be forfeited. Notwithstanding the foregoing, no forfeiture shall take place following a Change-in-Control unless the Participant is convicted of a felony involving dishonesty or fraud on the part of such Participant in his relationship with the Bank.

4.09 Construction

(a) The Plan shall be construed, regulated and enforced under the laws of the State of Connecticut.

(b)  The masculine pronoun shall mean the feminine wherever appropriate.

(c) The illegality of any particular provision of this document shall not affect the other provisions and the document shall be construed in all respects as if such invalid provision were omitted.

(d) The headings and subheadings in the Plan have been inserted for convenience of reference only, and are to be ignored in any construction of the provisions thereof.

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

                             AMERICAN SAVINGS BANK
                 RETIREMENT PLAN FOR CERTAIN OUTSIDE DIRECTORS

                                  APPENDIX A

                                 PARTICIPANTS

-----------------------------------------------------------------
                         SOCIAL SECURITY      DATE OF SERVICE AS
         NAME                NUMBER                DIRECTOR
-----------------------------------------------------------------
Charles S. Beach         ###-##-####         January 20, 1971
-----------------------------------------------------------------
Adolf G. Carlson         ###-##-####         January 19, 1972
-----------------------------------------------------------------
Donald Davidson          ###-##-####         November 18, 1968
-----------------------------------------------------------------
Norman E.W. Erickson     ###-##-####         January 20, 1965
-----------------------------------------------------------------
Marie S. Gustin          ###-##-####         June 24, 1996
-----------------------------------------------------------------
Fred M. Hollfelder       ###-##-####         January 28, 1981
-----------------------------------------------------------------
Joseph T. Hughes         ###-##-####         January 29, 1975
-----------------------------------------------------------------
Mark E. Karp             ###-##-####         July 24, 1995
-----------------------------------------------------------------
Steven T. Martin         ###-##-####         January 24, 1979
-----------------------------------------------------------------
Harry N. Mazadoorian     ###-##-####         July 26, 1993
-----------------------------------------------------------------
Geddes Parsons           ###-##-####         January 21, 1959
-----------------------------------------------------------------
Stanley W. Shepard       ###-##-####         January 25, 1978
-----------------------------------------------------------------
Jeffrey T. Witherwax     ###-##-####         June 24, 1996
-----------------------------------------------------------------

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